UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 6, 2015 (May 6, 2015)
Date of Report (Date of earliest event reported)
 CAESARS ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)
 (702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Registrant dated May 6, 2015 reporting financial results for the three months ended March 31, 2015 of the Registrant and its significant equity method investee, Caesars Growth Partners, LLC.
The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Text of press release dated May 6, 2015.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: May 6, 2015	By:	/S/ CRAIG J. ABRAHAMS
Craig J. Abrahams
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release dated May 6, 2015.